Exhibit 10.20

Execution Copy

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT (this “Amendment”), dated as of July 10, 2006, with an effective date determined in accordance with Section 3 below, is entered into by and among TEXAS ROADHOUSE, INC., as Borrower (the “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

Statement of Purpose

Pursuant to that certain Credit Agreement dated as of October 8, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among the Borrower, the Lenders and the Administrative Agent, the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower.

The Borrower has requested that the Lenders amend the Credit Agreement as provided herein.  Subject to the terms and conditions set forth herein, the Lenders are willing to consent to such amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

Section 1.              Definitions.  All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

Section 2.              Amendments.

(a)           Section 1.01 of the Credit Agreement (“Defined Terms”) is hereby amended by deleting the definition of “Consolidated EBITDA” in its entirety and the following is substituted in lieu thereof:

““Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income:  (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable (but not any tax loss or refund) by the Borrower and its Subsidiaries for such period, (c) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, and (d) any non-cash expense attributable to the grant of any stock options or restricted stock to any employee, director or consultant of the Borrower or its Subsidiaries.”

(b)           Section 7.15(a) of the Credit Agreement (“Consolidated Tangible Net Worth”) is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(a)   [Intentionally Omitted].”

(c)           Section 7.17 of the Credit Agreement (“Restaurant Expenditure Limitations”) is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Section 7.17   [Intentionally Omitted].”

(d)           Section 7.18 of the Credit Agreement (“Consolidated New Unit Pre-Opening Costs Limitations”) is hereby amended by deleting the amount “$250,000” and substituting in lieu thereof the amount “$400,000”.

Section 3.              Effectiveness.  This Amendment shall become effective as of June 27, 2006, when, and only when, the Administrative Agent shall have received satisfactory evidence that this Amendment has been duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, in form and substance satisfactory to the Administrative Agent.

Section 4.              Limited Effect.  Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect and this Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.  References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

Section 5.              Representations and Warranties/No Default.  By its execution hereof, and after giving effect to this Amendment, the Borrower hereby certifies that:

(a)           each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and

(b)           the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower.

Section 6.              Expenses.  The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent (including, without limitation, all fees and expenses of Kennedy Covington Lobdell & Hickman, L.L.P., as legal counsel to the Administrative Agent).

Section 7.              Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

Section 8.              Counterparts.  This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

Section 9.              Fax Transmission.  A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TEXAS ROADHOUSE, INC.,
as Borrower

By:	/s/ Scott M. Colosi
Name: Scott M. Colosi
Title: Chief Financial Officer

[Second Amendment Signature Page]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Anne M. Zeschke
Name: Anne M. Zeschke
Title: Assistant Vice President

[Second Amendment Signature Page]

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Angelo G. Maragos
Name: Angelo G. Maragos
Title: Vice President

[Second Amendment Signature Page]

NATIONAL CITY BANK,
as a Lender

By:	/s/ Thomas P. Crockett
Name: Thomas P. Crockett
Title: Senior Vice President

[Second Amendment Signature Page]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Laura Dausman
Name: Laura Dausman
Title: Vice President

[Second Amendment Signature Page]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David A. Wombwell
Name: David A. Wombwell
Title: SR. VP

[Second Amendment Signature Page]

PNC BANK, N.A.,
as a Lender

By:	/s/ Julie S. Springer
Name: Julie S. Springer
Title: Vice President

[Second Amendment Signature Page]

FIFTH THIRD BANK, KENTUCKY, INC.,
as a Lender

By:	/s/ Richard G. Whipple
Name: Richard G. Whipple
Title: Assistant Vice President

[Second Amendment Signature Page]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark S. Supple
Name: Mark S. Supple
Title: Vice President

[Second Amendment Signature Page]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Suzanne Kaicher
Name: Suzanne Kaicher
Title: Attorney-In-Fact Royal Bank Of Canada

[Second Amendment Signature Page]

OLD NATIONAL BANK, as a Lender

By:	/s/ Darrin McCauley
Name: Darrin McCauley
Title: Senior Vice President

[Second Amendment Signature Page]